UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 29, 2021

SolarWindow Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	59-3509694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

430 Park Avenue, Suite 702, New York, New York, 10022
(Address of Principal Executive Offices) (Zip Code)

(800) 213-0689
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD

Item 7.01.    Regulation FD Disclosure

On February 1, 2021 SolarWindow Technologies, Inc. (the "Company") Director Mr. John Rhee delivered the keynote address at the Dartmouth College Tuck School of Business Private Equity and Venture Capital Conference Capital Markets’ Seventeenth Annual Investor Conference (the “Tuck Presentation”).

By furnishing this Current Report on Form 8-K (the “Current Report”) and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Tuck Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The press release announcing the Tuck Presentation and the presentation utilized (the “Presentation”) are attached as, respectively, Exhibits 99.1 and 99.2 to this Current Report.

The information presented in Item 7.01 of this Current Report and Exhibits 99.1 and 99.2 to this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Number
99.1	Press release dated January 29, 2021 titled “SolarWindow Director John Rhee to Deliver Keynote Address at Dartmouth College Tuck School of Business Private Equity and Venture Capital Conference”

99.2	Presentation materials utilized during Tuck School of Business Keynote on February 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 4, 2021.

 RenovaCare, Inc.

By: /s/ Jatinder S. Bhogal

Jatinder S. Bhogal